INTEREST EXPENSE	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Interest Expense	INTEREST EXPENSE

$ million
	2021	2020	2019
Interest incurred and similar charges	2,086	2,174	2,406
Interest expense related to leases	1,987	2,185	2,186
Less: interest capitalised	(917)	(799)	(752)
Other net losses on fair value and cash flow hedges of debt	1	32	132
Accretion expense	450	497	718
Total	3,607	4,089	4,690
The rate applied in determining the amount of interest capitalised in 2021 was 4.0% (2020: 4.5%; 2019: 4.5%)